UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2005

Extendicare Health Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-97293 and 333-116927	98-0066268
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 West Michigan Street, Milwaukee, Wisconsin		53203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-908-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 16, 2005, Extendicare Health Services, Inc. (the "Company") issued a press release announcing the receipt of 164,000 shares of Omnicare, Inc. common stock resulting from the warrant agreement received as part of the Company's sale of its pharmacy business to Omnicare in 1998.

A copy of the Company's press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being filed herewith:

(99) Extendicare Health Services, Inc. press release dated September 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Extendicare Health Services, Inc.

September 19, 2005	By:	Richard L. Bertrand

Name: Richard L. Bertrand
Title: Senior Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 16, 2005